                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
            PROXY STATEMENT PURSUANT TO SECTION 14 OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement         [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       RAMCO-GERSHENSON PROPERTIES TRUST
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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    [ ] Fee paid previously with preliminary materials.

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    [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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

                       RAMCO-GERSHENSON PROPERTIES TRUST
                     27600 NORTHWESTERN HIGHWAY, SUITE 200
                           SOUTHFIELD, MICHIGAN 48034

Dear Shareholder:

     We invite you to attend the Annual Meeting of Shareholders of Ramco-Gershenson Properties Trust. The meeting will be held on Wednesday, June 7, 2000 at 10:00 a.m. at The Townsend Hotel, 100 Townsend Street, Birmingham, Michigan 48009. Your Board of Trustees and management look forward to greeting personally those Shareholders who are able to attend.

     The meeting has been called for the following purposes: (1) to elect two Trustees for three-year terms expiring in 2003; and (2) to ratify the Board's appointment of Deloitte & Touche LLP as the Trust's independent auditors for fiscal year 2000. The nominees for election as Trustees listed in the enclosed proxy materials are presently Trustees of the Trust.

     Your Board of Trustees supports these proposals and believes that they are in the best interests of the Trust and of the Shareholders. Your Board of Trustees recommends a vote "FOR" each of the proposals. The accompanying Proxy Statement contains additional information and should be reviewed carefully by Shareholders. A copy of the Trust's Annual Report for 1999 is also enclosed.

     It is important that your shares be represented and voted at the meeting, whether or not you plan to attend. Shareholders may vote their shares (1) by telephone, (2) via the internet, (3) by completing and mailing the enclosed proxy card in the return envelope, or (4) by casting your vote in person at the Annual Meeting.

     Your continued interest and participation in the affairs of the Trust are greatly appreciated.

                                  Sincerely,

                                  /s/ Joel D. Gershenson
                                  Joel D. Gershenson
                                  Chairman

April 30, 2000

                       RAMCO-GERSHENSON PROPERTIES TRUST

                 NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 7, 2000

                            ------------------------

To the Shareholders of Ramco-Gershenson Properties Trust:

     Notice is hereby given that the 2000 Annual Meeting of Shareholders of Ramco-Gershenson Properties Trust (the "Trust") will be held at The Townsend Hotel, 100 Townsend Street, Birmingham, Michigan 48009, on June 7, 2000 at 10:00 a.m., for the following purposes:

        (1) To elect two (2) Trustees for terms to expire in 2003;

        (2) To ratify the Board's appointment of Deloitte & Touche LLP as the Trust's independent auditors for fiscal year 2000. Deloitte & Touche served in this same capacity in fiscal 1999; and

        (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on April 12, 2000 are entitled to receive notice of and to vote at the meeting and any adjournments thereof. Your vote is important. You can vote in one of four ways: (1) by telephone using a toll-free number, (2) by computer using the internet, (3) by marking, signing and dating your proxy card and returning it promptly in the enclosed envelope, or (4) by casting your vote in person at the Annual Meeting.

     Shareholders can help the Trust avoid unnecessary expense and delay by promptly voting. The business of the meeting cannot be completed unless a majority of the outstanding voting shares of the Trust is represented at the meeting.

                                        By Order of the Board of Trustees

                                        /s/ Richard D. Gershenson
                                        Richard D. Gershenson
                                        Executive Vice President and Secretary

                       RAMCO-GERSHENSON PROPERTIES TRUST
                     27600 NORTHWESTERN HIGHWAY, SUITE 200
                           SOUTHFIELD, MICHIGAN 48034
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                            ------------------------

                                  INTRODUCTION
GENERAL

     The accompanying form of proxy is solicited on behalf of the Board of Trustees of Ramco-Gershenson Properties Trust (the "Trust") for use at the Annual Meeting of Shareholders of the Trust (the "Meeting"). The Meeting is to be held at The Townsend Hotel, 100 Townsend Street, Birmingham, Michigan 48009, on June 7, 2000. The Trust has first mailed these proxy materials on or about April 30, 2000, to holders (the "Shareholders") of common shares of beneficial interest, $.01 par value ("Common Shares"), and of Series A Convertible Preferred Shares, $.01 par value per share ("Series A Preferred Shares", and together with the Common Shares, "Voting Shares"). The Trust's executive offices are located at 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034 (telephone: (248) 350-9900). Shareholders of record at the close of business on April 12, 2000 (the "Record Date") will be entitled to vote at the Meeting.

     Proxies in the accompanying form which are properly executed and duly returned to the Trust and not revoked will be voted as specified and, if no direction is made, will be voted FOR the election of each of management's two nominees for re-election as Trustees and FOR the ratification of Deloitte & Touche LLP as the Trust's independent auditors for fiscal year 2000. Each proxy granted is revocable and may be revoked at any time prior to its exercise by giving notice to the Trust of its revocation. A Shareholder who attends the Meeting in person may, if such Shareholder wishes, vote by ballot at the Meeting, thereby canceling any proxy previously given.

     As of the Record Date, 7,214,293 Common Shares of the Trust were outstanding and 1,400,000 Series A Preferred Shares of the Trust were outstanding. The Series A Preferred Shares are entitled to vote on all matters on which the holders of Common Shares are entitled to vote on an "as converted" basis with the holders of Common Shares, as though all of such Series A Preferred Shares had been converted into Common Shares at the current conversion ratio of 10 Common Shares for each 7 Series A Preferred Shares held. Accordingly, the holders of Series A Preferred Shares are entitled to vote as if they held an aggregate of 2,000,000 Common Shares, amounting to a combined total of 9,214,293 Voting Shares outstanding for purposes of voting at the Meeting. Each Common Share is entitled to one vote, and each Series A Preferred Share is entitled to approximately 1.43 votes on all matters that may come before the Meeting.

                            I. ELECTION OF TRUSTEES

     At the Meeting, two Trustees comprising the Class III Trustees are to be elected for three-year terms expiring in 2003. Mr. Herbert Liechtung, who was previously a Class III Trustee, resigned from the Board of Trustees during 1999. It is intended that votes will be cast pursuant to proxies received from Shareholders of the Trust FOR the nominees listed hereinafter, each of whom is presently a Trustee of the Trust, unless contrary instructions are received.

     If for any reason either of the nominees becomes unavailable for election, the proxies solicited will be voted for such nominees as are selected by management. Management has no reason to believe that either of the nominees will not be available or will not serve if elected. The election of each Trustee will be decided by a plurality of the Voting Shares present and entitled to vote at the Meeting.

     Set forth in the following table is certain information with respect to each nominee nominated to serve as a Class III Trustee for a term to expire in 2003 and certain information relating to the Class I Trustees and Class II Trustees, whose terms expire in 2001 and 2002, respectively.

                                                                                          YEAR FIRST
      NAME OF TRUSTEE/                                                                     BECAME A
    NOMINEE FOR ELECTION      AGE                   PRINCIPAL OCCUPATION                  TRUSTEE(1)
    --------------------      ---                   --------------------                  ----------

                    CLASS III: NOMINEES FOR ELECTION FOR TERMS TO EXPIRE IN 2003

Stephen R. Blank              54    Senior Fellow, Finance at the Urban Land Institute       1988
                                    since December 1998. Previously, Mr. Blank was
                                    Managing Director of CIBC Oppenheimer Corp. from
                                    November 1993 to November 1998. Mr. Blank serves on
                                    the Board of Trustees of Atlantic Realty Trust, a
                                    Maryland real estate investment trust ("Atlantic").
                                    Mr. Blank also serves on the Board of Directors of
                                    WestCoast Hospitality Corporation and of
                                    Boddie-Noell Properties, Inc.
Joel M. Pashcow               57    Chairman of the Board of Trustees of Atlantic since      1980
                                    May 1996. Prior to May 1996, Mr. Pashcow served as
                                    Chairman of the Trust from 1988. Mr. Pashcow also
                                    serves on the Board of Directors of Hi Rise
                                    Recycling Systems, Inc.

                                  CLASS I: TERM TO EXPIRE IN 2001
Joel D. Gershenson            59    Chairman of the Trust since May 1996. Previously,        1996
                                    Mr. Joel Gershenson was President of
                                    Ramco-Gershenson, Inc. ("Ramco"), a property
                                    management and development company, from 1976 to
                                    1996. Prior to May 1996, Mr. Joel Gershenson spent
                                    15 years directing the Property Management/Asset
                                    Management Department of Ramco.
Dennis E. Gershenson          56    President and Chief Executive Officer of the Trust       1996
                                    since May 1996. Previously, Mr. Dennis Gershenson
                                    was Vice President -- Finance and Treasurer of Ramco
                                    from 1976 to 1996, and arranged all of the financing
                                    of Ramco's initial developments, expansions and
                                    acquisitions.
Robert A. Meister             58    Vice Chairman of Aon Risk Companies, Inc., an            1996
                                    insurance brokerage, risk consulting, reinsurance
                                    and employee benefits company, which is a subsidiary
                                    of Aon Corporation, since March 1991.

                                                                                          YEAR FIRST
      NAME OF TRUSTEE/                                                                     BECAME A
    NOMINEE FOR ELECTION      AGE                   PRINCIPAL OCCUPATION                  TRUSTEE(1)
    --------------------      ---                   --------------------                  ----------
                                  CLASS II: TERM TO EXPIRE IN 2002
Selwyn Isakow                 48    Founder and President of the Oxford Investment           1996
                                    Group, Inc., a private investment and development
                                    group investing in manufacturing, financial services
                                    and selected other companies, since 1985. Mr. Isakow
                                    also serves on the Board of Directors of Champion
                                    Enterprises, Inc., and as Chairman of Bloomfield
                                    Bancorporation and Oxford Automotive, Inc.
Arthur H. Goldberg            58    President of Manhattan Associates, LLC, a merchant       1988
                                    and investment banking firm, since February 1994.
                                    Mr. Goldberg serves on the Board of Trustees of
                                    Atlantic, and also serves on the Board of Directors
                                    of Educational Video Conferencing Inc.
Mark K. Rosenfeld             54    Chairman of Wilherst Developers Inc., since July         1996
                                    1997. Mr. Rosenfeld served as Chairman of the Board
                                    from 1993 to 1996 and Chief Executive Officer from
                                    1992 to 1996 of Jacobson Stores Inc. ("Jacobson"), a
                                    retail fashion merchandiser, and as a director and
                                    member of the Executive Committee of the Board of
                                    Jacobson.

                                   -- OTHER EXECUTIVE OFFICERS --
Bruce A. Gershenson           51    Executive Vice President and Treasurer of the Trust
                                    since May 1996. Previously, Mr. Bruce Gershenson was
                                    Vice President -- Land Acquisitions and Sales of
                                    Ramco from 1972 to 1996.
Richard D. Gershenson         54    Executive Vice President and Secretary of the Trust
                                    since May 1996. Previously, Mr. Richard Gershenson
                                    was Vice President -- Development and Construction,
                                    and Secretary of Ramco from 1970 to 1996.
Richard J. Smith              49    Chief Financial Officer of the Trust since May 1996.
                                    Previously, Mr. Smith was Vice President of
                                    Financial Services of the Hahn Company from January
                                    1996 to May 1996, and served as Chief Financial
                                    Officer and Treasurer of Glimcher Realty Trust from
                                    1993 to 1996.
Michael A. Ward               57    Executive Vice President and Chief Operating Officer
                                    of the Trust since May 1996. Previously, Mr. Ward
                                    was Executive Vice President of Ramco from 1966 to
                                    1996.

---------------
(1) Includes periods served as Trustee of the Trust's predecessors.

OTHER INFORMATION ABOUT TRUSTEES AND EXECUTIVE OFFICERS

     Messrs. Joel Gershenson, Dennis Gershenson, Richard Gershenson and Bruce Gershenson are brothers.

     Set forth below is information as to the Common Shares beneficially owned as of April 12, 2000 by each of the Trustees, by each of the executive officers included in the Summary Compensation Table below and by all Trustees and executive officers as a group, based on information furnished by each Trustee and executive officer.

                      NAME OF TRUSTEE/                         SHARES OWNED         PERCENT OF
                     EXECUTIVE OFFICER                        BENEFICIALLY(1)         CLASS
                     -----------------                        ---------------       ----------
Stephen R. Blank............................................         8,174(2)            (3)
Joel M. Pashcow.............................................       204,082(4)           2.8%
Joel D. Gershenson..........................................     2,075,527(5)          22.4%
Dennis E. Gershenson........................................     2,118,627(6)          22.8%
Robert A. Meister...........................................        26,425(7)            (3)
Selwyn Isakow...............................................        10,900(8)            (3)
Arthur H. Goldberg..........................................        60,775(9)            (3)
Mark K. Rosenfeld...........................................        12,500(10)           (3)
Bruce A. Gershenson.........................................     2,074,552(11)         22.3%
Richard D. Gershenson.......................................     2,079,852(12)         22.4%
Michael A. Ward.............................................     1,689,575(13)         19.0%
Richard J. Smith............................................        33,333(14)           (3)
                                                                 ---------             ----
All Trustees and Executive Officers as a Group (12
  persons)..................................................     2,622,498             27.7%

-------------------------
 (1) All shares are owned directly unless otherwise noted.

 (2) Includes 1,424 Common Shares owned by trusts for Mr. Blank's daughters and 550 Common Shares held in an IRA account for the benefit of Mr. Blank. Mr. Blank disclaims beneficial ownership of the Common Shares owned by the trusts for his daughters. Includes 5,000 Common Shares that Mr. Blank has the right to acquire within 60 days of April 12, 2000 pursuant to the Trust's 1997 Non-Employee Trustee Stock Option Plan.

 (3) Less than 1% of the class.

 (4) Includes 30,781 Common Shares held either in an IRA account for the benefit of Mr. Pashcow or in a retirement savings plan and a pension and profit sharing account. Includes 5,000 Common Shares that Mr. Pashcow has the right to acquire within 60 days of April 12, 2000 pursuant to the Trust's 1997 Non-Employee Trustee Stock Option Plan. Also includes 95,325 Common Shares owned by an irrevocable trust for his daughter and by a foundation of which Mr. Pashcow is trustee (for each of which Mr. Pashcow shares voting and investment power.) Mr. Pashcow disclaims beneficial ownership of the Common Shares owned by the foundation and by the trust.

 (5) Includes 2,038,194 Common Shares that partnerships of which Mr. Joel Gershenson is a partner have the right to acquire upon the exchange of 2,038,194 units of interest ("OP Units") owned by such partnerships in Ramco-Gershenson Properties, L.P. (the "Operating Partnership") for such Common Shares pursuant to an Exchange Rights Agreement with the Trust (the "Exchange Rights Agreement") and 32,333 Common Shares that Mr. Joel Gershenson has the right to acquire within 60 days of April 12, 2000 pursuant to the Trust's 1996 Stock Option Plan. Includes 5,000 Common Shares owned by Mr. Joel Gershenson's wife. Mr. Joel Gershenson disclaims beneficial ownership of the Common Shares owned by his wife. The address of Mr. Joel Gershenson is 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034.

 (6) Includes 2,038,194 Common Shares that partnerships of which Mr. Dennis Gershenson is a partner have the right to acquire upon the exchange of 2,038,194 OP Units owned by such partnerships for such Common Shares pursuant to the Exchange Rights Agreement and 32,333 Common Shares that Mr. Dennis Gershenson has the right to acquire within 60 days of April 12, 2000 pursuant to the Trust's 1996 Stock Option Plan. Includes 13,500 Common Shares owned by a charitable trust of which Mr. Dennis Gershenson is a trustee and 3,000 Common Shares owned by his children. Mr. Dennis Gershenson disclaims beneficial ownership of the Common Shares owned by the charitable trust and his children. The address of Mr. Dennis Gershenson is 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034.

 (7) Includes 5,000 Common Shares that Mr. Meister has the right to acquire within 60 days of April 12, 2000 pursuant to the Trust's 1997 Non-Employee Trustee Stock Option Plan. Includes 1,250 Common Shares held in an IRA account for the benefit of Mr. Meister. Includes 1,200 Common Shares owned by Mr. Meister's wife. Mr. Meister disclaims beneficial ownership of the Common Shares owned by his wife.

 (8) Includes 5,000 Common Shares that Mr. Isakow has the right to acquire within 60 days of April 12, 2000 pursuant to the Trust's 1997 Non-Employee Trustee Stock Option Plan. Includes 5,100 Common Shares owned by a revocable living trust. Mr. Isakow disclaims beneficial ownership of the Common Shares owned by the trust.

 (9) Includes 5,000 Common Shares that Mr. Goldberg has the right to acquire within 60 days of April 12, 2000 pursuant to the Trust's 1997 Non-Employee Stock Option Plan. Includes 39,125 Common Shares owned by Mr. Goldberg's wife, 3,750 Common Shares owned by trusts for his daughters and 6,100 Common Shares owned by a pension trust. Mr. Goldberg disclaims beneficial ownership of the Common Shares owned by his wife and by the trusts for his daughters.

(10) Includes 5,000 Common Shares that Mr. Rosenfeld has the right to acquire within 60 days of April 12, 2000 pursuant to the Trust's 1997 Non-Employee Trustee Stock Option Plan. Includes 1,000 Common Shares held in an IRA account for the benefit of Mr. Rosenfeld. Includes 1,800 Common Shares owned by Mr. Rosenfeld's wife and 900 Common Shares by his children. Mr. Rosenfeld disclaims beneficial ownership of the Common Shares owned by his wife and his children.

(11) Includes 2,038,194 Common Shares that partnerships of which Mr. Bruce Gershenson is a partner have the right to acquire upon the exchange of 2,038,194 OP Units owned by such partnerships for such Common Shares pursuant to the Exchange Rights Agreement and 32,333 Common Shares that Mr. Bruce Gershenson has the right to acquire within 60 days of April 12, 2000 pursuant to the Trust's 1996 Stock Option Plan. Includes 25 Common Shares owned by Mr. Bruce Gershenson's children. Mr. Bruce Gershenson disclaims beneficial ownership of the Common Shares owned by his children. The address of Mr. Bruce Gershenson is 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034.

(12) Includes 2,038,194 Common Shares that partnerships of which Mr. Richard Gershenson is a partner have the right to acquire upon the exchange of 2,038,194 OP Units owned by such partnerships for such Common Shares pursuant to the Exchange Rights Agreement, 32,333 Common Shares that

     Mr. Richard Gershenson has the right to acquire within 60 days of April 12, 2000 pursuant to the Trust's 1996 Stock Option Plan and 1,825 Common Shares owned by his children or by trusts for his children. The address of Mr. Richard Gershenson is 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034.

(13) Includes 1,657,242 Common Shares that partnerships of which Mr. Ward is a partner have the right to acquire upon the exchange of 1,657,242 OP Units owned by such partnerships for such Common Shares pursuant to the Exchange Rights Agreement and 32,333 Common Shares that Mr. Ward has the right to acquire within 60 days of April 12, 2000 pursuant to the Trust's 1996 Stock Option Plan. The address of Mr. Ward is 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034.

(14) Mr. Smith has the right to acquire 33,333 Common Shares within 60 days of April 12, 2000 pursuant to the Trust's 1996 Stock Option Plan.

                                   COMMITTEES

     The Trust has an Audit Committee which is presently comprised of Messrs. Blank (Chairman), Rosenfeld and Isakow. The Audit Committee's duties include the review and oversight of all transactions between the Trust and its Trustees, officers, holders of 5% or more of its Common Shares or any affiliates, periodic review of the Trust's financial statements and meetings with the Trust's independent auditors. The Audit Committee met three times during 1999.

     The Trust also has a Compensation Committee which is presently comprised of Messrs. Goldberg (Chairman), Blank, Isakow and Meister. The Compensation Committee's duties include reviewing all compensation arrangements of the Trust with its officers and employees and considering changes and/or additions to such compensation arrangements, including stock option, pension and profit-sharing plans. The Compensation Committee acts as administrator of the Trust's 1996 Share Option Plan. The Compensation Committee met twice during 1999.

     The Trust also has a Nominating Committee which is presently comprised of Messrs. Rosenfeld (Chairman) and Isakow. The Nominating Committee considers the performance of incumbent Trustees and recommends to the Shareholders nominees for election as Trustees. The Nominating Committee will consider nominees for Trustees recommended by Shareholders. Such recommendations for the 2001 Annual Meeting of Shareholders should be submitted to the Chairman of the Board at 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034 by January 1, 2001. The Nominating Committee met once during 1999.

     The Trust also has an Executive Committee which is presently comprised of Messrs. Pashcow (Chairman), Dennis Gershenson and Joel Gershenson. The Executive Committee is permitted to exercise all of the powers and authority of the Board of Trustees, except as limited by applicable law and by the Trust's Bylaws. The Executive Committee met three times during 1999.

     During the year ended December 31, 1999, the Board of Trustees held four meetings. All of the Trustees attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Trustees and (ii) the total number of meetings held by all committees on which such Trustee served.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     In addition to Messrs. Bruce Gershenson, Dennis Gershenson, Joel Gershenson, Richard Gershenson and Michael Ward (whose stock ownership is described under "Other Information about Trustees and Executive Officers"), as of April 12, 2000, the following persons were known by the Trust to be the beneficial owners of more than five percent of any class of the Trust's voting securities:

                                           NAME AND ADDRESS                AMOUNT AND NATURE         PERCENT
          TITLE OF CLASS                 OF BENEFICIAL OWNER           OF BENEFICIAL OWNERSHIP(1)    OF CLASS
          --------------                 -------------------           --------------------------    --------
Series A Preferred Shares          Morgan Stanley Dean Witter & Co.      1,200,000 Shares(2)         85.7%(3)
Common Shares                      1585 Broadway                       1,721,820 Shares(2),(4)       19.3%(5)
                                   New York, New York 10036
Series A Preferred Shares          Kimco Realty Corporation                 200,000 Shares           14.3%(3)
                                   3333 New Hyde Park Road                  owned directly
Common Shares                      Suite 100                              481,409 Shares(6)           6.4%(5)
                                   New Hyde Park, New York 11042            owned directly
Common Shares                      Private Management Group, Inc.           435,627 Shares            6.0%(5)
                                   20 Corporate Park, Suite 400             owned directly
                                   Irvine, California 92606
Common Shares                      Poff & Co. (Trustee for                  431,143 Shares            6.0%(5)
                                   Policemen and Firemen Retirement         owned directly
                                   System of the City of Detroit)
                                   c/o Comerica Bank, Inc.
                                   P.O. Box 1319
                                   Detroit, Michigan 48231
Common Shares                      Tweedy, Browne Company LLC               408,707 Shares            5.7%(5)
                                   350 Park Avenue                          owned directly
                                   New York, New York
Common Shares                      Ohio PERS                                380,000 Shares            5.3%(5)
                                   277 East Town Street                     owned directly
                                   Columbus, Ohio 43215

---------------
(1) Based upon a Schedule 13G, a Schedule 13G, a Schedule 13D, a Schedule 13G, a
    Schedule 13D and a Schedule 13G filed with the Securities and Exchange Commission in February 2000 (Morgan Stanley Dean Witter & Co.), May 1999 (Kimco Realty Corporation), December 1989 (Poff & Co.), January 27, 2000 (Private Management Group, Inc.), January 12, 2000 (Tweedy, Browne Company
    LLC) and January 26, 2000 (Ohio PERS), respectively.

(2) As of April 12, 2000, Morgan Stanley Dean Witter & Co. ("MSDW"), a registered investment advisor, may be deemed to beneficially own 1,200,000 Series A Preferred Shares and 7,534 Common Shares, all of which are held in portfolios of clients advised by MSDW or its affiliates. In particular, Stichting Bedrijspensioenfonds Voor de Metaalnijverheid, Stichting Pensioenfunds ABP, MS Special Funds Pte Ltd, The Morgan Stanley Real Estate Special Situations Fund I, L.P., Morgan Stanley Real Estate Special Situations Investors, L.P. and Morgan Stanley Real Estate Special Situations Fund II, L.P. own an aggregate of 1,200,000 Series A Preferred Shares. Morgan Stanley Asset Management Inc. ("MSAM"), a registered investment advisor and an affiliate of MSDW, acted as an investment advisor with respect to the purchase of such Series A Preferred Shares and, pursuant to separate investment management agreements between MSAM and each of the foregoing investors, exercises sole voting and dispositive power with respect to such Series A Preferred Shares. The address of MSAM is 1585 Broadway, New York, New York 10036.

(3) Based on 1,400,000 Series A Preferred Shares outstanding as of April 12, 2000. The Series A Preferred Shares are entitled to vote on all matters on which holders of Common Shares are entitled to vote on an "as converted" basis with the holders of Common Shares. Each Series A Preferred Share is entitled to approximately 1.43 votes on all matters as to which holders of Common Shares are entitled to vote.

(4) Includes 1,714,285 Common Shares which are issuable upon conversion of 1,200,000 Series A Preferred Shares which MSDW may be deemed to beneficially own.

(5) Based on 7,214,293 Common Shares outstanding as of April 12, 2000.

(6) Includes 285,715 Common Shares which are issuable upon conversion of 200,000 Series A Preferred Shares owned by Kimco Realty Corporation.

                    MANAGEMENT COMPENSATION AND TRANSACTIONS

CASH COMPENSATION

     The following table sets forth information with respect to the cash compensation paid by the Trust for services rendered during the years ended December 31, 1999, 1998 and 1997 to Mr. Dennis Gershenson, the Trust's Chief Executive Officer for such fiscal years, and the five other most highly compensated executive officers of the Trust, whose total remuneration from the Trust exceeded $100,000 for the fiscal year ended December 31, 1999:

                           SUMMARY COMPENSATION TABLE

                                                             ANNUAL           LONG-TERM
                                                          COMPENSATION       COMPENSATION
                                                        -----------------    ------------     ALL OTHER
                                                        SALARY     BONUS                     COMPENSATION
        NAME AND PRINCIPAL POSITION             YEAR    ($)(1)      ($)        OPTIONS           (2)
        ---------------------------             ----    ------     -----       -------       ------------
Dennis E. Gershenson........................    1999    215,469    51,240           --          2,000
  Chief Executive Officer                       1998    111,046    10,000       25,000             --
                                                1997    106,000        --           --             --
Joel D. Gershenson..........................    1999    177,969    45,615           --          2,000
  Chairman of the Board                         1998    111,046    10,000       25,000             --
                                                1997    106,000        --           --             --
Richard J. Smith............................    1999    190,000    60,000           --          2,000
  Chief Financial Officer                       1998    168,269    25,000       25,000             --
                                                1997    150,000    25,000           --             --
Bruce A. Gershenson.........................    1999    177,969    45,615           --            734
  Executive Vice President                      1998    111,046    10,000       25,000             --
  and Treasurer                                 1997    106,000        --           --             --
Richard D. Gershenson.......................    1999    177,969    45,615           --          2,000
  Executive Vice President                      1998    111,046    10,000       25,000             --
  and Secretary                                 1997    106,000        --           --             --
Michael A. Ward.............................    1999    177,969    45,615           --            734
  Executive Vice President and                  1998    111,046    10,000       25,000             --
  Chief Operating Officer                       1997    106,000        --           --             --

---------------
(1) Includes car allowances paid to Messrs. Dennis Gershenson, Joel Gershenson, Bruce Gershenson, Richard Gershenson and Michael Ward.

(2) Includes the Trust's matching contributions under the Trust's 401(k) plan.

     The compensation described in this table does not include medical, group life insurance or other benefits that are available generally to all of the Trust's salaried workers.

EMPLOYMENT AGREEMENTS

     The Trust is party to employment agreements (collectively, the "Ramco Principals' Employment Agreements") with each of Messrs. Bruce Gershenson, Dennis Gershenson, Joel Gershenson, Richard Gershenson and Michael Ward (collectively, the "Ramco Principals"). The Ramco Principals' Employment

Agreements each had an initial period of three years commencing on May 10, 1996, subject to automatic one year extensions thereafter, provided the Board of Trustees has considered the extension of such term not more that 90 days nor less than 30 days prior to the expiration of the term. The employment agreement for each of the Ramco Principals was automatically extended for one year to May 9, 2000 and subsequently extended for one year to May 9, 2001. Pursuant to such agreements each Ramco Principal receives an annual base salary and such other fringe benefits and perquisites as are generally made available to management employees of the Trust. In addition to base salary, the Ramco Principals receive annual performance-based compensation as determined by the Compensation Committee, but not less than a specified percentage of the increase in funds from operation of the Trust for the prior year.

     The Ramco Principals' Employment Agreements provide for certain severance payments in the event of death or disability. In addition, each of the Ramco Principals' Employment Agreements provides that if the Ramco Principal is terminated without cause or he terminates his employment for "good reason" (as defined below), such executive officer will be entitled to receive a severance payment equal to 1.99 times the "base amount" (as defined in the Internal Revenue Code of 1986, as amended) and, for the duration of the term, those fringe benefits provided for under such agreement. "Good reason" includes diminution in authority, change of location, fewer than two Ramco Principals serving as members of the Board of Trustees or the Ramco Principals constituting less than 20% of the members of the Board, and a "change of control." A change of control will occur if any person or group of commonly controlled persons other than the Ramco Principals or their affiliates owns or controls, directly or indirectly, more than 25% of the voting control or value of the capital stock (or securities convertible or exchangeable therefor) of the Trust.

     The Ramco Principals' Employment Agreements provide that the Ramco Principals will conduct all of their real estate ownership, acquisition, management and development activities (other than certain limited activities relating to their existing fast food franchise and other businesses and activities relating to certain excluded assets) through the Trust. In connection therewith, the Ramco Principals have agreed to offer real estate opportunities of which they become aware (other than opportunities relating to certain excluded assets) to the Trust.

     The Ramco Principals' Employment Agreements also provide that the Trust will indemnify each Ramco Principal to the fullest extent permitted by law, and will advance to such executive officer all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted.

     The Trust is also party to a three year employment agreement (the "Smith Employment Agreement") dated April 15, 1996 with Richard J. Smith, the Trust's Chief Financial Officer. Pursuant to the Smith Employment Agreement, Mr. Smith received a base salary for 1996 equal to an annual rate of $150,000, plus a bonus of $25,000. For subsequent calendar years, the Smith Employment Agreement provided that Mr. Smith will receive a base salary and bonus as will be determined from time to time by the Trust's Board of Trustees, in its sole discretion; provided, that in no event will Mr. Smith's base salary be less than $150,000 on an annualized basis nor will his base salary plus bonus be less than $175,000 on an annualized basis. Pursuant to recommendations made by an independent consulting firm, the Compensation Committee approved an increase in base salary to $190,000 for Mr. Smith effective January 1, 1999. The Smith Employment Agreement also provided that if Mr. Smith is terminated by the Trust prior to the expiration of the term of such agreement and within 12 months after a "change of control," Mr. Smith will be entitled to receive as termination pay
(i) the pro rata portion of his then current salary through the date of termination, (ii) an additional amount equal to one year's salary at the rate in effect on the date of termination, (iii) an amount equal to the most recent bonus paid to Mr. Smith prior to his termination and (iv) a continuation of all fringe benefits for a period of one year following such termination. In addition, upon a "change of control," any stock options or other plan benefits, if any, remaining unvested will immediately vest. The Smith Employment Agreement uses a "change of control" definition similar to that used by the Ramco Principals' Employment Contracts, as described above.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Trustees (the "Committee") is responsible for administering the Trust's senior management compensation program. The Committee is composed entirely of independent Trustees who are not employees of the Trust; the individual members are listed below. None of these individuals has any interlocking or other relationships with the Trust that would call into question their independence as Committee members.

     Except as otherwise described below, the Committee has general review authority over compensation levels of, and sets the compensation of, all corporate officers and key management personnel of the Trust. The Committee also administers employee benefit and incentive compensation programs, and considers and recommends to the Board new benefit programs.

     Pursuant to adopted rules designed to enhance disclosure of companies' policies toward executive compensation, set forth below is a report of the Committee addressing the Trust's compensation policies for 1999 as they affected the Trust's current Chief Executive Officer and President, Dennis Gershenson, and its other senior executives, Joel Gershenson, Chairman of the Board, Richard Smith, Chief Financial Officer, Bruce Gershenson, Executive Vice President and Treasurer, Richard Gershenson, Executive Vice President and Secretary and Michael Ward, Executive Vice President and Chief Operating Officer, respectively, of the Trust.

     The compensation of each of Messrs. Dennis Gershenson, Joel Gershenson, Bruce Gershenson, Richard Gershenson, Michael Ward and Richard Smith was set pursuant to three year employment agreements between each such individual and the Trust. These agreements contained provisions for, among other things, calculating the base salary paid to such executive officers, as well as (in the case of the Ramco Principals) formulae used to determine bonus payments to such individuals.

     With respect to the Ramco Principals, their respective employment agreements provided for base salaries which have been increased since the execution of the agreements, based on the advice of FPL Associates, the independent consultants engaged by the Compensation Committee. Such agreements also contain provisions which provide bonuses based on the improvement of the Trust's Funds from Operations from one fiscal year to the next, and the Compensation Committee believes that the Ramco Principals' ownership of OP Units (which are convertible into Common Shares) provide significant incentive to improve the Trust's operating results and enhance share value.

     The compensation package offered by the Trust to its other senior executives is intended to enable the Trust to attract, motivate and retain qualified senior management, taking into account both annual and long-term performance goals of the Trust and recognizing individual initiative and achievements. Executive compensation generally consists of base salary and annual bonus, as well as a combination of benefit programs.

     The Compensation Committee engaged the services of FPL Associates, an executive compensation consulting firm, to assess the overall competitiveness of the Trust's compensation program as it relates to the Trust's executive officers, senior management and its Board of Trustees and to design a comprehensive executive compensation plan for the management team and the Board. Based on the results of such study, the

Trust has implemented certain aspects of the program's recommendations for calendar years 1999 and 2000 and has retained FPL Associates to implement additional components of the study.

     The Committee has reviewed the Trust's compensation policies in light of the addition of Section 162(m) to the Internal Revenue Code, which generally limits deductions for compensation paid to certain executive officers to $1,000,000 per annum (although certain performance based compensation was not subject to that limit), and determined that the compensation levels of the Trust's executive officers were not at a level that would be affected by such amendments. The Committee intends to continue to review the application of
Section 162(m) to the Trust with respect to any future compensation programs considered by the Trust.
                                          MEMBERS OF THE COMPENSATION COMMITTEE
                                          ARTHUR H. GOLDBERG
                                          STEPHEN R. BLANK
                                          SELWYN ISAKOW
                                          ROBERT A. MEISTER

COMPENSATION OF TRUSTEES

     The independent Trustees each received $12,500 and 800 Common Shares purchased by the Trust at a cost of $12,412, in compensation for serving as a Trustee in 1999, plus reimbursement of travel expenses and other out-of-pocket disbursements incurred in connection with attending any meetings. Messrs. Joel Gershenson and Dennis Gershenson did not receive any compensation for their services as Trustees.

     The independent Trustees received individual grants of stock options under the 1997 Non-Employee Trustee Stock Option Plan which was approved by the Trust's shareholders on June 10, 1997. Each of the Trustees received a grant of 2,000 stock options on June 9, 1999 with an exercise price of $16.375. The options vest and become exercisable in installments on each of the first two anniversaries of the date of grant and expire ten years after the date of grant.

                       RAMCO-GERSHENSON PROPERTIES TRUST

        RELATIVE PERFORMANCE V. NAREIT MORTGAGE AND EQUITY REIT INDICES
                                AND THE S&P 500
             TOTAL RETURNS INCLUDING THE REINVESTMENT OF DIVIDENDS*

                                         EQUITY REIT INDEX     MORTGAGE REIT INDEX          S&P 500                  RPT
                                         -----------------     -------------------          -------                  ---
Dec-94                                         100.00                 100.00                 100.00                 100.00
                                                97.82                 107.12                 102.60                  96.11
                                               100.23                 120.57                 106.58                 101.94
                                                99.83                 121.17                 109.74                 107.76
                                                99.81                 123.82                 112.93                 107.76
                                               104.05                 132.34                 117.39                 109.53
                                               105.70                 134.86                 120.15                 106.57
                                               107.52                 136.19                 124.15                 100.65
                                               108.81                 146.77                 124.48                 105.56
                                               110.68                 149.06                 129.70                 108.58
                                               108.31                 152.24                 129.25                 102.55
                                               109.30                 155.84                 134.93                 107.49
Dec-95                                         115.27                 163.42                 137.43                 113.64
                                               117.16                 172.54                 142.11                 118.73
                                               118.54                 165.64                 143.42                 115.60
                                               117.89                 173.97                 144.81                 118.73
                                               118.49                 171.05                 146.94                 117.60
                                               121.55                 182.21                 150.73                 103.30
                                               123.13                 189.25                 151.30                  98.53
                                               124.06                 193.05                 144.62                 101.09
                                               128.95                 203.31                 147.67                 105.94
                                               131.19                 209.50                 155.98                 109.18
                                               135.08                 223.18                 160.28                 109.45
                                               141.24                 232.68                 172.40                 111.11
Dec-96                                         155.92                 246.54                 168.98                 111.94
                                               157.66                 257.54                 179.54                 118.81
                                               157.34                 265.04                 180.95                 121.36
                                               157.00                 239.86                 173.51                 117.96
                                               152.68                 250.65                 183.87                 119.98
                                               157.17                 267.42                 195.07                 119.11
                                               164.81                 277.17                 203.81                 122.59
                                               169.90                 285.49                 220.02                 135.21
                                               169.50                 282.63                 207.70                 141.44
                                               184.29                 280.81                 219.08                 140.99
                                               179.31                 271.81                 211.76                 140.89
                                               183.18                 266.99                 221.56                 139.98
Dec-97                                         187.51                 255.96                 225.37                 143.16
                                               186.52                 267.22                 227.87                 148.48
                                               183.34                 261.50                 244.29                 154.05
                                               186.63                 263.34                 256.80                 151.27
                                               180.55                 258.87                 259.40                 160.52
                                               179.29                 251.49                 254.94                 148.68
                                               178.07                 254.07                 265.30                 143.95
                                               166.51                 247.31                 262.48                 142.33
                                               150.80                 196.22                 224.52                 128.78
                                               159.34                 221.05                 238.90                 126.84
                                               156.39                 189.34                 258.34                 124.74
                                               158.69                 208.87                 273.99                 120.27
Dec-98                                         154.69                 181.18                 289.78                 115.30
                                               151.46                 178.99                 301.89                 126.24
                                               147.90                 169.09                 292.50                 128.79
                                               147.23                 169.46                 304.20                 130.32
                                               161.20                 192.66                 315.98                 132.25
                                               164.75                 198.27                 308.52                 132.78
                                               162.08                 205.64                 325.64                 136.45
                                               156.92                 178.43                 315.48                 136.76
                                               154.93                 145.48                 313.90                 128.68
                                               149.04                 140.03                 305.30                 128.68
                                               145.38                 134.15                 324.62                 121.03
                                               143.01                 116.80                 331.21                 115.48
Dec-99                                         147.54                 120.99                 350.72                 112.15

SOURCE: NAREIT

* In May 1996, the Trust spun off eight mortgage loans and two real properties to Atlantic Realty Trust, a newly formed real estate investment trust ("Atlantic"). Information with respect to the Trust after May 1996 reflects the continuing assets and operations of the Trust, and does not include the value of Atlantic's assets or shares.

INTERESTS OF CERTAIN PERSONS

     Other Matters

     Ramco, a subsidiary of the Trust which provides property management and leasing services to properties owned by the Operating Partnership and other affiliates of the Trust, as well as to other third party property owners, provides property management services to various entities and properties owned and/or controlled by the Ramco Principals, each of whom are executive officers and/or Trustees of the Trust. Management of the Trust believes that these services are provided on terms no less favorable than terms that could be obtained on an arm's length basis. During fiscal year ended December 31, 1999, Ramco charged an aggregate of approximately $1,117,000 in respect of such services to entities owned and/or controlled by the Ramco Principals. Ramco was owed $277,000 as of December 31, 1999 by various entities owned or controlled by the Ramco Principals incurred in the ordinary course of business for the ongoing services as described above. The Trust owed the Ramco Principals, in total, the amount of $233,700 for bonuses earned through December 31, 1999, as shown on the Summary Compensation Table, which were paid in March 2000.

     In addition to the services described in the preceding paragraph, personnel of Ramco provide accounting and other administrative services for entities owned and/or controlled by the Ramco Principals. The entities that receive such services reimburse Ramco for the payroll costs incurred by Ramco in providing such services. In the fiscal year ended December 31, 1999, entities owned and/or controlled by the Ramco Principals were charged an aggregate of approximately $63,000 by Ramco for such accounting and other administrative services.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Trust's officers and Trustees and persons who own more than ten percent of a registered class of the Trust's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange. Officers, Trustees and greater than ten percent Shareholders are required by regulation of the Commission to furnish the Trust with copies of all Section 16(a) forms they file.

     During the fiscal year ended December 31, 1999, Mr. Dennis Gershenson on two occasions filed a Form 4 late covering a total of six transactions. Based solely on its review of the copies of such forms received by it, or written representation from certain reporting persons that no Forms 5 were required for those persons, the Trust believes that all other required filings by executive officers and Trustees of the Trust were made on a timely basis.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Deloitte & Touche LLP has been appointed as independent auditors for the Trust by the Trust's Board of Trustees to examine and report on financial statements for the fiscal year ending December 31, 2000, which appointment will be submitted to shareholders for ratification at the Meeting. Deloitte & Touche LLP audited and reported on the Trust's financial statements for the fiscal year ended December 31, 1999. Representatives of that firm are expected to be present at the Meeting, with the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions. The affirmative vote of a majority of the Voting Shares present and entitled to vote at the Meeting is required to ratify appointment of the independent auditors.

     Submission of the appointment of the auditors to the Shareholders for ratification will not limit the authority of the Board of Trustees to appoint another accounting firm to serve as independent auditors if the present auditors resign or their engagement is otherwise terminated. If the Shareholders do not ratify the appointment of Deloitte & Touche LLP at the Meeting, management intends to call a special meeting of Shareholders to be held as soon as practicable after the Meeting to ratify the appointment of another independent public accounting firm as independent auditors of the Trust.

                            SHAREHOLDERS' PROPOSALS

     Any proposal by a Shareholder of the Trust intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Trust at its principal executive office not later than January 1, 2001 for inclusion in the Trust's proxy statement and form of proxy relating to that meeting. Any such proposal must also comply with other requirements of the proxy solicitation rules of the Commission.

     The Trust must receive notice of any proposal of Shareholders that are intended to be presented at the Trust's 2001 Annual Meeting of Shareholders, but that are not intended to be considered for inclusion in the Trust's proxy statement and proxy related to that meeting, no later than March 6, 2001 to be considered timely. Such proposals should be sent by certified mail, return receipt requested and addressed to Ramco-Gershenson Properties Trust, 27600 Northwestern Highway, Southfield, Michigan 48034, Attention: Investor Relations. If the Trust does not have any notice of the matter by that date, the Trust's form of proxy in connection with that meeting may confer discretionary authority to vote on the matter, and the persons named in the Trust's form of proxy will vote the shares represented by such proxies in accordance with their best judgment.

     Trustees are elected by a plurality of the votes cast at the Annual Meeting. Only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the Shareholder properly withheld authority to vote for such nominee (including broker non-votes) will not be counted toward such nominee's achievement of a plurality.

                           ANNUAL REPORT ON FORM 10-K

     UPON WRITTEN REQUEST BY ANY SHAREHOLDER ENTITLED TO VOTE AT THE MEETING, THE TRUST WILL FURNISH THAT PERSON WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 WHICH IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. If a person requesting the report was not a Shareholder of record on April 12, 2000, the request must contain a good faith representation that the person making the request was a beneficial owner of Common Shares at the close of business on such date. Requests should be addressed to Investor Relations, Ramco-Gershenson Properties Trust, 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034.

                   OTHER BUSINESS AND EXPENSE OF SOLICITATION

     Management does not know of any other matters to be brought before the Meeting except those set forth in the notice thereof. If other business is properly presented for consideration at the Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters. Proxies are being solicited on behalf of the Board of Trustees by use of the mail. The cost of preparing this Proxy Statement and all other costs in connection with this solicitation of proxies for the Meeting is being borne by the Trust.

     Your cooperation in giving this matter your immediate attention and in voting your proxies promptly will be appreciated.

                                          By Order of the Board of Trustees

                                          /s/ Richard D. Gershenson
                                          Richard D. Gershenson, Secretary
April 30, 2000

                      RAMCO-GERSHENSON PROPERTIES TRUST
                    27600 NORTHWESTERN HIGHWAY, SUITE 200
                          SOUTHFIELD, MICHIGAN 48034
                 PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                               ON JUNE 7, 2000
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

        The undersigned hereby appoints DENNIS GERSHENSON and RICHARD D. GERSHENSON or either of them, each with full power of substitution, proxies of the undersigned to vote all Common Shares and Series A Convertible Preferred Shares of Ramco-Gershenson Properties Trust (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held on the 7th day of June, 2000 at 10:00 a.m., at the Townsend Hotel, 100 Townsend Street, Birmingham, Michigan 48009 and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat. Said proxies are instructed to vote as follows:

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                       PLEASE DATE, SIGN AND MAIL YOUR
                     PROXY CARD BACK AS SOON AS POSSIBLE!

                        ANNUAL MEETING OF SHAREHOLDERS
                      RAMCO-GERSHENSON PROPERTIES TRUST


                                JUNE 7, 2000




          /PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED/
-----------------------------------------------------------------------
A [X]  PLEASE MARK YOUR
       VOTES AS IN THIS
       EXAMPLE.


                         FOR        WITHHELD
1.    Election of       [   ]        [   ]        NOMINEES:
      Class III                                   Stephen R. Blank
      Trustees.                                   Joel M. Pashcow

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.




                             FOR         AGAINST       ABSTAIN

2.    Proposal to ratify    [   ]         [   ]         [   ]
      the appointment of
      Deloitte & Touche LLP
      as the Trust's auditors
      for 2000

3. In accordance with their judgment with respect to any other business that may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS
DIRECTED.  IF NO DIRECTION IS INDICATED, THIS PROXY WILL
BE VOTED FOR THE ELECTION OF THE TWO NOMINEES AND FOR
PROPOSAL 2.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY
IN THE ENCLOSED ENVELOPE.


SIGNATURE(S)
            -----------------------------------------------------------------
DATE                    , 2000
NOTE: This Proxy must be signed exactly as your name appears. Executor, administrator, trustee, partners, etc. should give full title as such. If the signer is a corporation, please sign full corporation name as the authorized officer, who should state his title.